HERITAGE INCOME TRUST
                          Intermediate Government Fund

                   SUPPLEMENT DATED SEPTEMBER 14, 2005 TO THE
                        PROSPECTUS DATED FEBRUARY 1, 2005

     On September 13, 2005, the Board of Trustees (the "Board") of Heritage Income Trust (the "Trust") approved a plan to liquidate and terminate the Intermediate Government Fund (the "Fund"), upon recommendation by Heritage Asset Management ("Heritage"), the manager to the Trust. Due to the Fund's inability to attract a sufficient number of investors and maintain sufficient assets to operate efficiently, Heritage informed the Board that the Fund could not continue to conduct its business and operations in an economically efficient manner. As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

     In anticipation of the liquidation, on or about September 23, 2005, the Trust will no longer accept purchases or exchanges into the Fund. On or about October 31, 2005 (the "Liquidation Date"), the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. Once the distribution is complete, the Fund's existence will terminate.

     Please note that you may exchange your shares of the Fund at any time prior to the Liquidation Date for shares of any other series in the Heritage Family of Funds. You also may redeem your shares of the Fund at any time prior to the Liquidation Date.

     If you own your shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, your account will continue to be tax-deferred. If you plan to request a distribution before or after the Liquidation Date, we suggest that you consult your tax adviser to determine the tax consequences.

     For more information, please contact Heritage Client Services at (800) 421-4184 or send an e-mail to ClientServices@HeritageFunds.com.